UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2020

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported in its Current Report on Form 8-K filed on November 4, 2020, Pennsylvania Real Estate Investment Trust (“PREIT”) and the other Company Parties (the “Debtors”) filed Chapter 11 Cases in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and filed their restructuring plan as a prepackaged chapter 11 plan of reorganization with the Bankruptcy Court, under the caption In re Pennsylvania Real Estate Investment Trust, et al. At the hearing held before the Bankruptcy Court on November 4, 2020 on the Debtors’ motions for first-day relief, the Bankruptcy Court approved the Debtors’ motion for entry of an order scheduling a combined hearing to consider the adequacy of the Disclosure Statement and confirm the Plan (“Combined Hearing”), among other things. The Bankruptcy Court also approved the form and manner of notice (the “Combined Hearing Notice”) of the Combined Hearing and the deadline established by the Court for objections to the adequacy of the Disclosure Statement and the confirmation of the Plan.

In accordance with the referenced motion, the Debtors have filed the Combined Hearing Notice herewith as Exhibit 99.1 to this Current Report on Form 8-K, caused it to be published in the November 5, 2020 national edition of The New York Times and posted it at http://cases.primeclerk.com/PREIT.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Combined Hearing Notice.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: November 5, 2020	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel